                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 31, 1998


                      BROOKDALE LIVING COMMUNITIES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                      0-22253                36-4103821
-------------------------------   ----------------------  ----------------------
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
incorporation or organization)                            Identification Number)


77 West Wacker Drive, Suite 4800, Chicago, Illinois                60601
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (312) 977-3700.


                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On March 31, 1998, Brookdale Living Communities of Michigan, Inc. ("BLC-Michigan"), a wholly-owned subsidiary of Brookdale Living Communities, Inc., sold to AH Michigan Owner Limited Partnership, an unaffiliated third party ("Michigan Purchaser"), certain land located in Southfield, Michigan (the "Michigan Land") on which BLC-Michigan is constructing a senior independent and assisted living facility (the "Michigan Facility"). The purchase price was $4,044,082, of which $1,000,000 was paid in cash and $3,044,082 was paid by the delivery of a promissory note (the "Michigan Note") issued by Michigan Purchaser payable to the order of BLC-Michigan. Interest accrues on the Michigan Note at the rate of 9.0% per annum, and all amounts due under the Michigan Note are payable on June 30, 1998, subject to acceleration under certain circumstances. In connection with the sale of the Michigan Land, BLC-Michigan and Michigan Purchaser entered into a Development Agreement pursuant to which BLC-Michigan agrees to continue the development of the Michigan Facility, and Michigan Purchaser agrees to pay all costs incurred in connection with such development, including BLC-Michigan's overhead and administrative costs. Michigan Purchaser also agrees to pay BLC-Michigan a development fee in an amount equal to the aggregate amount of overhead and administrative costs and capitalized interest expense incurred by BLC-Michigan in connection with the development of the Michigan Facility. BLC-Michigan has agreed to fund all costs incurred in connection with the development of the Michigan Facility, and Michigan Purchaser has agreed to reimburse BLC-Michigan for such costs, including BLC-Michigan's overhead and administrative costs, upon the termination of the Development Agreement, which expires by its terms on June 30, 1998. It is expected that, prior to the expiration of the Development Agreement, Michigan Purchaser will close on financing for the construction of the Michigan Facility, at which time the Development Agreement will be restated. BLC-Michigan has the right (the "Michigan Repurchase Right") to repurchase the Michigan Land and the Michigan Facility from Michigan Purchaser under certain circumstances, including the failure of Michigan Purchaser to close on financing for the construction of the Michigan Facility by June 30, 1998. The repayment of the Michigan Note and the performance of Michigan Purchaser's obligations under the Development Agreement and Michigan Purchaser's obligations in connection with the Michigan Repurchase Right are guaranteed by the owners of Michigan Purchaser, which guaranty is secured by a collateral assignment of the owners' interests in Michigan Purchaser in favor of BLC-Michigan.

     On March 31, 1998, BLC of Texas-II, L.P. ("BLC- Texas"), a wholly-owned subsidiary of Brookdale Living Communities, Inc., sold to AH Texas Owner Limited Partnership, an unaffiliated third party ("Texas Purchaser"), certain land located in Austin, Texas (the "Texas Land") on which BLC-Texas is constructing a senior independent and assisted living facility (the "Texas Facility"). The purchase price was $5,316,341, of which $1,300,000 was paid in cash and $4,016,341 was paid by the delivery of a promissory note (the "Texas Note") issued by Texas Purchaser payable to the order of BLC-Texas. Interest accrues on the Texas Note at the rate of 9.0% per annum, and all amounts due under the Texas Note are payable on June 30, 1998, subject to acceleration under certain circumstances. In connection with the sale of the Texas Land, BLC-Texas and Texas Purchaser entered into a Development Agreement pursuant to which BLC-Texas agrees to continue the development of the Texas Facility, and Texas Purchaser agrees to pay all costs incurred in connection with such development, including BLC-Texas's overhead and administrative costs. Texas Purchaser also agrees to pay BLC-Texas a development fee in an amount equal to the aggregate amount of overhead and administrative costs and capitalized interest expense incurred by BLC-Texas in connection with the development of the Texas Facility. BLC-Texas has agreed to fund all costs incurred in connection with the development of the Texas Facility, and Texas Purchaser has agreed to reimburse BLC-Texas for such costs, including BLC-Texas's overhead and administrative costs, upon the termination of the Development Agreement, which expires by its terms on June 30, 1998. It is expected that, prior to the expiration of the Development Agreement, Texas Purchaser will close on financing for the construction of the Texas Facility, at which time the Development Agreement will be restated. BLC-Texas has the right (the "Texas Repurchase Right") to repurchase the Texas Land and the Texas Facility from Texas Purchaser under certain circumstances, including the failure of Texas Purchaser to close on financing for the construction of the Texas Facility by June 30, 1998. The repayment of the Texas Note and the performance of Texas Purchaser's obligations under the Development Agreement and Texas Purchaser's obligations in connection with the Texas Repurchase Right are guaranteed by the owners of Texas Purchaser, which guaranty is secured by a collateral assignment of the owners' interests in Texas Purchaser in favor of BLC-Texas.

     This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates," "estimates" and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe the Company's future strategic plans, goals, objectives or expectations are also forward-looking statements. Readers of this report are cautioned that any forward-looking statements, including those regarding the intent, belief, or current expectations of the Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to (i) general economic conditions in the markets in which the Company operates, (ii) competitive pressures within the industry and/or the markets in which the Company operates,
(iii) the effect of future legislation or regulatory changes on the Company's operations and (iv) other factors described from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. The Company undertakes no obligation to update such forward-looking statements to reflect subsequent events or circumstances.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

(c)  Exhibits


Exhibit
Number         Description
------         -----------
 10.1          Purchase and Sale Agreement, dated as of March 31, 1998, by and between Brookdale Living Communities of Michigan, Inc. and AH
               Michigan Owner Limited Partnership

Exhibit
Number         Description
------         -----------
 10.2          Note, dated March 31, 1998, issued by AH Michigan Owner Limited
               Partnership payable to the order of Brookdale Living Communities of Michigan, Inc. in the principal amount of $3,044,082.12

 10.3 Development Agreement, dated as of March 31, 1998, by and between AH Michigan Owner Limited Partnership and Brookdale Living Communities of Michigan, Inc.

 10.4 Guaranty Agreement, dated as of March 31, 1998, issued by AH Michigan CPG, Inc. and AH Michigan Subordinated, LLC in favor of Brookdale Living Communities, Inc.

 10.5 Collateral Assignment of Partnership Interests, dated as of March 31, 1998, issued by AH Michigan CPG, Inc. and AH Subordinated, LLC for the benefit of Brookdale Living Communities of Michigan, Inc.

 10.6 Purchase and Sale Agreement, dated as of March 31, 1998, by and between BLC of Texas-II, L.P. and AH Texas Owner Limited Partnership

 10.7 Note, dated March 31, 1998, issued by AH Texas Owner Limited Partnership payable to the order of BLC of Texas-II, L.P. in the principal amount of $4,016,340.53.

 10.8 Development Agreement, dated as of March 31, 1998, by and between AH Texas Owner Limited Partnership and BLC of Texas-II, L.P.

 10.9 Guaranty Agreement, dated as of March 31, 1998, issued by AH Texas CPG, Inc. and AH Texas Subordinated, LLC in favor of BLC of Texas-II, L.P.

 10.10 Collateral Assignment of Partnership Interests, dated as of March 31, 1998, issued by AH Texas CPG, Inc. and AH Texas Subordinated, LLC for the benefit of BLC of Texas-II, L.P.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BROOKDALE LIVING COMMUNITIES, INC.
                              ----------------------------------
                              Registrant




Dated:  April 15, 1998        By:  /s/  Craig G. Walczyk
                                 -------------------------------
                                 Craig G. Walczyk
                                 Vice President - Chief Financial Officer